Fees Summary	Mar. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	146,296.65
Total Transaction Valuation	955,562,673.46
Total Offset Amount	0
Net Fee	$ 146,296.65